Exhibit 10.30

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Phase IV (Inner Mongolia Xilinguole Zhongneng Polysilicon Co., Ltd.

(in the process of formation))

Sales Contract

for

[Reactor (24-pair electrodes design)]

Buyer:	Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Zhongneng Polysilicon Co., Ltd. (in the process of formation)

Seller:	Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

Contract No.: NMZN0051

Content

1. Definitions	3

2. Subject Matter	5

3. Scope of Supply	6

4. Contract Price	7

5. Payment	7

6. Delivery and Transportation	8

7. Packing and Labeling	10

8. Technical Service and Liaison	13

9. Quality Supervision and Inspection	14

10. Installation, Commissioning, Single Machine Trial Run, Combined Test Run with Water, Feed and Trial, and Acceptance	17

11. Warranty and Claim	20

12. Insurance	21

13. Expenses of Taxation	22

14. Outsourcing	22

15. Modification, Amendment and Termination of Contract	22

16. Liability for Breach of Contract	23

17. Force Majeure	24

18. Dispute Settlement	24

19. Effectiveness of Contract	25

20. Miscellaneous	25

Page for Signature and Seal	27

Attachment I Technology Agreement

Attachment II Price List

Attachment III Delivery Schedule

Attachment IV Confirmation Letter, Letter of Undertaking

Sales Contract

The contract is concluded by the two parties as follows on September 12th, 2008 in Xuzhou.

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Zhongneng Polysilicon Co., Ltd. (in the process of formation) (“Buyer”), with legal address of West of No. 3 Electricity Factory of Xilinguole Avenue, Xilinhot.

Shanghai Morimatsu Mixing Technology Engineering Co., Ltd. (“Seller”), with legal address at No. 29 Jinwen Road, Nanhui District, Shanghai.

To supply the Reactor, Spare Parts and Components, and special tools of Polysilicon Phase IV Project of “Zhongneng Polysilicon—Inner Mongolia Xilinguole” and to provide the Technical Service related thereto, Buyer will purchase from Seller, and Seller will sell to Buyer equipment listed under this Contract (including Attachments) and provide Technical Service, technical materials, Spare Parts and Components and special tools, etc as stipulated herein. Therefore, bound by law and in line with provisions of existing laws and regulations of China, both parties agree to conclude the following Articles.

1. Definitions

Meaning of following words in the Contract and Attachments are defined as below.

1.1	The “Buyer” refers to Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Project, including its agent, successor and assignee.

1.2	The “Seller” refers to Shanghai Morimatsu Mixing Technology Engineering Co., Ltd., including its agent, successor and assignee.

1.3	“Contract” refers to all parts contained in this Contract and Attachments.

1.4	“Contract Price” refers to provision described in Article 4 hereof.

1.5	“Effective Date” refers to the effective date described in Article 19 hereof.

1.6

“Technical Materials” refers to documents required for the design, manufacture, Manufacturing Supervision, inspection, installation, commissioning, checking and acceptance, performance test and technical guidance relating to the Contract

Equipment and the project, (including drawing, explanations, standard, statement and manual, various software, etc.) applied in project operation and maintenance as specified in Attachment I hereof.

1.7	“Contract Equipment” refers to machines, equipments, materials, special tools, Spare Parts and Components and various goods, detailed content and requirements are listed and prescribed in Attachment I hereof.

1.8	“Manufacturing Supervision” refers to a representative of Buyer (or the representative of a qualified Manufacturing Supervision Unit appointed by Buyer) assigned to supervise, during the manufacturing process, quality of key parts of Contract Equipment supplied by Seller, and to implement documentation validation and field validation. Such quality supervision will not relieve the responsibility of Seller for the quality of Contract Equipment.

1.9	“Performance Acceptance Test” refers to test carried out per provisions of Attachment I hereof to test the guaranteed performance value as specified in Attachment I hereof.

1.10	“Preliminary Inspection and Acceptance” refers to the joint inspection and acceptance carried out by Buyer upon each set of equipment when the result of Performance Acceptance Test shows that equipment has reached the guaranteed value specified in Attachment I hereof.

1.11	“Final Inspection and Acceptance” refers to inspection and acceptance by Buyer regarding each set of Contract Equipment upon expiration of guarantee period.

1.12	“Day, Month and Year” refers to day, month and year of the Gregorian calendar; each “Day” refers to 24 hours, while “Week” refers to 7 days.

1.13	“Project” refers to Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Project.

1.14	“Technical Service” refers to the full-process service furnished by Seller of technical instruction, cooperation and training etc. in relation to the Contract Equipment with respect to engineering design, equipment Manufacturing Supervision, inspection, civil work, installation, commissioning, inspection and acceptance, Performance Acceptance Test, running and repair related to the Contract Equipment.

1.15	“Site” refers to Buyer’s premises for Contract Equipment installation which is located in the City of Xilinguole, Inner Mongolia Autonomous Region.

1.16	“Spare Parts and Components” refers to spare parts for equipment provided as per the Contract, including Spare Parts and Components accompanying the delivery as well as Spare Parts and Components sufficient for 4-year running of the equipment.

1.17	“Single Unit Trial Run”, “Water Inter-Linkage” and “Loaded Trial Run” refers to single unit trial run, water inter-linkage and loaded trial run in accordance with relevant PRC governmental standard and any amendments thereto.

1.18	“Construction” refers to Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Project.

1.19	“Written Document” refers to any manuscript, printed document or typed document or document bearing seal and/or signature.

1.20	“Subcontractor” or “Sub-Supplier” refers to any legal person or any successor thereof to which Seller subcontracts any part of goods supply within the scope of the Contract.

1.21	“The Last Batch of Delivery” refers to that batch of goods after the delivery of which the total value of the delivered Contract Equipment would amount to over 98% of the total Contract Equipment price, and the remaining undelivered equipment would not affect the installation, commissioning, Single Unit Trial Run, water inter-linkage, loaded trial run and Performance Acceptance Test of the Contract Equipment.

1.22	“Equipment Fault” refers to condition when the Contract Equipment (incl. parts, raw materials, cast and forged parts, original parts, etc) cannot meet the performance and quality criterion specified in the Contract and/or cannot satisfy the requirement of project stability, reliability, safety and economic operation.

2. Subject Matter

Equipment ordered under the Contract will be used in the Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Project. Seller shall provide equipment, Technical Materials and service etc. to Buyer as per the prescribed conditions and schedule hereof.

2.1 Equipment Name and Quantity

Equipment name: Reactor (24-pair electrodes design)

Quantity: 60 sets.

2.2 Equipment provided by Seller shall be brand-new, technologically advanced and mature and reliable.

2.3 See technical agreement (which is Attachment I hereof) for technical specifications, technology and economic indicators, performance of the equipment, Technical Materials and Technical Services provided by Seller etc.

2.4 Where it’s deemed necessary by Buyer, Seller shall dispatch appropriate, experienced, healthy and capable staff to provide Technical Service to ensure the correct installation, commissioning, maintenance and operation of Contract Equipment, and any such staff dispatched to site shall comply with the safety management agreement signed by the parties, which is related to this Contract.

2.5 Seller shall provide accompanying Spare Parts and Components to Buyer as provided in the Contract and prepare Spare Parts and Components as provided in Article 3 hereof; in addition, where required by Buyer, Seller shall repair equipment as provided herein.

2.6 During the term of the Project, Seller shall provide any new operation experience and information obtained to Buyer for free and shall inform Buyer of any confirmed improvement in terms of technology and safety which is applicable to the Contract Equipment.

2.7 Special tools provided by Seller shall meet requirements in terms of transportation, storage, protection, lifting, installation, commissioning and maintenance of the equipment on site.

2.8 Seller shall perform its other responsibilities and duties otherwise as provided hereunder.

3. Scope of Supply

3.1 See Attachment II for the scope of supply hereof.

3.2 Both parties hereto agree that the equipment to be provided pursuant to this Contract shall be subject to Attachment II, which shall include all Contract Equipment, Technical Materials, special tools, Spare Parts and Components and Technical Service. However, in case of any omission and shortage during contract performance that is not listed in the delivery list but should have been included in the scope of goods to be supplied, or which is necessary to meet the performance guarantee value of the Contract Equipment as stipulated in Attachment I, Seller shall supply to Buyer such omitted equipment, technical material, special tool, Spare Parts and Components etc. without any additional cost to Buyer.

4. Contract Price

4.1 The per reactor price is ***, and the total Contract Price is ***.

The Contract Price include expenses of Contract Equipment (incl. Spare Parts and Components), Technical Materials, Technical Service and installation guidance tax, packing cost, freight, insurance and miscellaneous fees relating to the contract.

4.2 See Attachment II for break-down price of the total Contract Price; in case of any conflict between the total Contract Price and the sum of break-down price, the contract unit price shall prevail.

The contract unit price (expect under the circumstances provided in Note 4 of Attachment II) shall remain unchanged during the contract term.

4.3 Seller agrees to provide Spare Parts and Components required to meet various indicators provided in Attachment II hereof to Buyer for the four years after the effectiveness of the Contract based upon the following conditions (whereas Buyer shall not have the obligation to purchase from Seller such items):

1. The purchase price shall be the price set forth in Attachment II (which includes freight and insurance fees, etc.); in case a relevant price is unavailable in Attachment II, the purchase price shall be the market price of the Spare Parts and Components at the time when the Contract comes into effect.

2. Other terms of such sale and purchase shall be subject to the friendly negotiation of both parties hereto.

5. Payment

5.1 The currency applied in the Contract shall be RMB.

5.2 Method of payment: T/T (wire transfer)

5.3 Payment

5.3.1 Advance Payment

Buyer shall pay *** as advance payment to Seller within *** upon signing this Contract, and Seller shall provide receipt of such payment (one original and four copies).

5.3.2 *** prior to the shipment of the equipment, Buyer shall pay ***, and Seller shall provide receipt of such payment to Buyer (one original and four copies).

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

5.3.3 After the delivery arriving the Site, within *** after Buyer’s issuance of the test acceptance certificate against the equipment, Buyer shall pay ***, and in no event shall the payment be made later than *** after the delivery to the Site. Seller shall provide a formal receipt evidencing the payment and a quality warranty L/C equal to ***.

5.3.4 If the delivery is delayed as a result of Buyer’s request due to Site conditions or other reasons, Buyer’s obligation to make timely payment shall not be waived.

6. Delivery and Transportation

6.1 Delivery schedule and sequence of Contract Equipment delivery shall meet the requirements of project Construction, equipment installation progress and sequence as well as the requirements in Attachment III attached hereto to ensure the project progress.

6.2 Delivery schedule, location and receiving unit

6.2.1 Delivery term: specified in Attachment III.

6.2.2 Delivery location: West of No. 3 Electricity Factory of Xilinguole Avenue, Xilinhot.

6.2.3 Receiving unit: on-site representative of Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV (Inner Mongolia Xilinguole Zhongneng Polysilicon Co., Ltd.), telephone:

fax:

recipient: Xu Dongjun: 15047189998/ 13218553388.

6.3 Within *** upon the effectiveness of the Contract, Seller shall provide the production plan to Buyer as provided in Attachment I and Attachment III of the Contract, which shall include the name of the equipment to be delivered in each batch, primary delivery plan, master schedule of equipment and master packaging index under the Contract. *** before the commencement of goods delivery, Seller shall provide Buyer with the information provided in Article 6.6 by telex or fax (“delivery notice”).

6.4 However, in case of any damage, deficiency, shortage or condition inconsistent with the specified quality standard and regulations in the Contract is discovered upon inspection of the goods, the delivery date of such batch of goods shall be the date when Seller corrects its noncompliance.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

6.5 Seller shall go through the transportation tool plan required for delivering Contract Equipment to the carrier, be responsible for the transportation and insurance etc. of Contract Equipment from Seller’s premises to the delivery destination, including all expenses related therewith.

6.6 Upon the preparation of each batch of equipment and within *** from the dispatch of the transporting vehicle, Seller shall inform Buyer of the following content by telex or fax:

(1) Contract number;

(2) Equipment number;

(3) Preparation and dispatch date of equipment;

(4) Name, code and price of goods;

(5) Gross weight of goods;

(6) Total volume of goods;

(7) Total pieces packaged;

(8) Name of carrier, delivery station/port name, vehicle number/vessel number and packing number;

(9) Name, weight, volume and number of each piece over 20 tons in weight or over 9x3x3m in dimension. For each piece of such equipment/part, the center of gravity and lifting position shall be marked, including sketch map thereof.

(10) For special articles (flammable, explosive and toxic articles and other hazardous substances, equipment or articles having special requirements with respect to environmental variables like temperature etc. and vibration during transportation), name, nature, special protective measures, preservation manner and treatment of incidents etc. shall be specially marked.

6.7 For articles not covered in Attachment I and Attachment III (excl. Spare Parts and Components listed in Article 4.4 hereof), Seller shall deliver the same in coordination with the project progress if required by Buyer.

6.8 In case of any equipment (or parts) damage or potential equipment (parts) fault caused or in existence by reason attributable to Seller during the warranty term, and which has been replaced by Spare Parts and Components in storage, Seller shall replenish the Spare Parts and Components *** and deliver them to the destination station/port designated within *** at the latest at the Seller’s expense and inform Buyer of it.

6.9 Seller shall, subject to provisions in Attachment I and Attachment III, provide Buyer with Technical Materials to satisfy the requirements of project design, supervision, Construction, commissioning, test, inspection, training, operation and maintenance in several batches. Seller shall, as provided in Attachment I and Attachment III hereof, provide *** of Technical Materials for each set of equipment. In addition, Seller shall, within seven days upon the effectiveness of the Contract, submit the submission schedule of

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

the abovementioned Technical Materials (excluding the fundamental materials provided in Article 8.1) pursuant to the delivery schedule set forth in Attachment I and Attachment III to Buyer for approval, and Seller shall make proper modification as required by Buyer.

6.10 Technical Materials shall be delivered within *** after the equipment delivery and shall usually be delivered by mail or courier. Within *** of submitting Technical Materials to postal office or courier company, Seller shall inform Buyer and the Project team of the mailing date and mail slip number for the Technical Materials delivered, detailed list of Technical Materials, pieces and pages, weight and contract number etc. in the form of fax or telex. Technical Materials shall be mailed to the address of Buyer as provided in the Contract.

6.11 The date of Buyer’s on-site acceptance of documents shall be deemed as the actual delivery date of documents provided by Seller. The date of delivery of the final version of documents shall be deemed as the actual delivery date of relevant documents. Such delivery date may serve as a basis for calculating default penalty for any delayed delivery of documents. In case any insufficiency, loss or damage without any fault of Buyer shall be discovered in any technical data when inspected by the representative of Buyer or of Seller, Seller shall *** upon receiving any notification signifying the same from Buyer make up the insufficiency, the missing or the damaged documents for free. In case any insufficiency, loss or damage with fault of Buyer should be discovered, Seller shall within *** upon receiving any notification signifying the same from Buyer make up the insufficiency, the missing or the damaged documents for free.

6.12 Seller shall notify Buyer of the delivery date in a written form *** in advance. Buyer may send a representative or representatives to the factory of Seller and to loading stations of Seller to inspect packing quality and supervise loading conditions. In case such representative(s) of Buyer fail to participate in such inspections on schedule, Seller shall have right to dispatch the equipments. Inspections and/or supervision of such representatives as aforesaid shall not exempt any responsibility of Seller.

6.13 In case any of the equipment should be damaged or missing prior to delivery, Seller shall as per provisions of Article 11 of the Contract be responsible for repairing and/or replacing such equipment immediately. In case the Contract Equipment should be damaged or lost during the course of transport, Seller shall be responsible for contacting the carrier and its insurance company and shall repair or make up the equipment for free so as to meet requirements of engineering progress.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7. Packing and Labeling

7.1 Any and all equipments as may be delivered by Seller shall have proper packing suitable for long-distance transportation, multiple delivery and loading & unloading as per provisions of GB191-73 regarding packing, storage and delivery instructions and marks as well as relevant provisions of competent PRC national authorities. Packing materials provided by Seller shall be sufficient to keep goods sound and safe during transport, loading and unloading and shall be provided with measures relating to reducing vibration and anti-shock. In case such packing materials provided by Seller is unable to keep the equipment inside them safe and sound, Seller shall compensate Buyer for any resulting issues in the design structures of the equipment. Packing shall be provided as per characteristics of equipment with protection measures regarding to anti-damp, mildew-proof, rust prevention and anti-corrosion, ensuring that the equipments may be delivered to the site without any damage and corrosion. Before packing, Seller shall inspect and clean the equipments as per the whole set of equipments, making sure that there are no foreign objects and ensuring the completeness of components and spare parts.

7.2 Seller shall mark clearly the numbers of components and spare parts in the packing boxes and bales as per the assembly drawings.

7.3 Seller shall on both sides of each packing box use fade-proof oil paint to print the following marks conspicuously in Chinese:

(1) Contract number;

(2) Destination station/port;

(3) Consigner and consignee;

(4) Name of equipments, equipment number, and drawing number;

(5) Box number/bale number;

(6) Gross weight/net weight (kg);

(7) Volume (length * width * height, in mm)

For goods exceeding two tons (inclusive), Seller shall on the side of the packing boxes mark the center of gravity and lifting point with proper signs and patterns as normally adopted for transportations for giving assistance to loading, unloading and handing. As per characteristics of goods and in line with requirements on loading & unloading and transportation, the packing boxes shall be clearly printed with “Handle with care”, “Keep upright” and/or “Caution against rain”, “Caution against damp”, etc.

7.4 As to goods shipped without packaging, Seller shall employ metal labels or directly mark relevant particulars as aforesaid on the goods. For large goods, sufficient racks or stow woods shall be provided.

7.5 For each piece of packing box, detailed packing list and qualification certificate including names of equipments, quantity, price, equipment number, and drawing number shall be provided. For outsourced packing boxes, a factory qualification certificate and a specification shall be provided within them. Two lists describing the items in the packing boxes shall be mailed.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7.6 Spare parts and components set forth in Attachment I shall be respectively packed in sets and shall be marked clearly outside the packing boxes and shall be delivered in one shipment.

7.7 Spare parts and components shall be packed separately and marked with particulars as provided in Article 7.2 and Article 7.3. Special tools shall also be separately packed.

7.8 Loosened components of equipments of various kinds shall be properly packed in boxes with appropriate sizes and shall as possible be delivered in a single vehicle so as to reduce costs.

7.9 Grid type boxes and/or similar packing shall be properly packed and shall be able to prevent theft and from being damaged by other articles or rainwater.

7.10 Any and all openings of any pipe, pipeline, valve and other equipments shall be protected by protection covers or be protected with any other method.

7.11 Seller and/or any Subcontractor of Seller shall not employ the same box number to mark any two boxes.

7.12 As to any goods with clear and clean processing surfaces requiring for special packing, the processing surface shall be protected by employing excellent and durable protection layers (never employ oil paint) so as to protect it from rust and/or damage before installation.

7.13 Any and all technical data be delivered by Seller to Buyer shall employ such packing as may be suitable for long-distance transportation and with such functions like multiple moves, rainwater proof and damp proof.

The cover of each bale of technical data shall specify the following particulars:

(1) Contract number;

(2) Consignor and consignee;

(3) Destination station/port;

(4) Gross weight;

(5) Box number/bale number.

Each bale of technical data shall be enclosed with two copies of lists in details, signifying the serial number, document number, name and pages.

7.14 In case goods should be damaged or lost due to improper packing of Seller or improper storage, regardless of the time of discovery, Seller shall when confirmed repair, replace or indemnify as per the Contract. In case any goods should be damaged or lost during the course of transport, Seller shall be responsible for contacting the carrier department or the insurance company; as such, Seller shall as possible make up such goods so as to meet the requirements of Construction works.

7.15 Buyer shall within *** after checking out the equipment return any dedicated railway packing boxes, packing racks, etc. to Seller at expense of Seller.

8. Technical Service and Liaison

8.1 Seller shall within *** after effectiveness of the Contract submit to Buyer through mail with an organization plan for implementation of the service works stipulated in Article 8.2 and shall make such organization plan in duplicate for verification by Buyer and shall make relevant modifications as per requirements of Buyer.

8.2 Details of expenses for technical liaison meeting, times, quorum and place are provided in Attachment I and the tender documents as submitted by Seller (in case of any discrepancy between the two, provisions of the Attachment I shall prevail).

8.3 Seller shall when necessary invite Buyer to participate in the technical design process of Seller and explain issues relating to such technical design to Buyer.

8.4 In case of any major issue requiring immediate research and negotiations of the parties, any party may convene a meeting and the other party under normal circumstances shall attend the meeting.

8.5 As to each meeting and any other contact modes, the parties shall prepare conference summaries or liaison summaries and summaries so made shall be executed by both parties. In case any clause of the Contract should be modified, such modification shall be approved by legal representatives or authorized representatives of the parties before taking effect.

8.6 Buyer shall have right to distribute any and all data (supplied by Seller) in connection with the Contract Equipment to each party involved in the Project or work and such distributions shall not be deemed as an infringement or infringements, provided that Buyer shall not supply the same to any third party without any connection with the Project or work.

8.7 As to any and all data affixed with words “Confidential documents”, whether of Buyer or of Seller, the parties shall be responsible for keeping such data confidential.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.8 Where any Subcontractor of Seller requests any Technical Services regarding the Contract Equipment or needs to conduct onsite work, Seller shall be responsible for the organization of such Subcontractors at its own expenses with the agreement of Buyer.

8.9 Seller shall bear any and all responsibilities regarding supply of equipments (including subcontracting and outsourcing), equipment and technical interface, Technical Services, technical data, etc. But if any design drawings submitted by the designing institutions should have any mistake, Seller shall not be held responsible.

8.10 As to other equipments & devices required in connection with the Contract Equipment, Seller shall be responsible for providing interfaces and technical cooperation and shall not make Buyer bear any extra expense that arises therefrom other than the Contract Price.

8.11 Any and all onsite technicians as may be appointed by Seller shall be full of practical experiences and competent for works for the project. A full list of such technicians shall be submitted to Buyer within *** of effectiveness of the Contract for verification by Seller.

Details regarding Technical Services are provided in Attachment I.

9. Quality Supervision and Inspection

9.1 Quality Supervision

9.1.1 Seller shall within *** upon effectiveness of the Contract provide Buyer with a list regarding standards on design, manufacturing and inspection of the Contract Equipment. Standards of design, manufacturing and inspection shall comply with provisions of Attachment I hereof.

9.1.2 Subject to the consent of Seller, Buyer may entrust a competent supervision entity to supervise equipment manufacture, inspections and pre-delivery examination, and to gather information regarding equipment installation, inspection, trial run and packing quality and to provide confirmation. Such manufacturing supervision and inspection shall adhere to the relevant standard set forth in Attachment I. Seller shall coordinate with such entity for Manufacturing Supervision and during the process of Manufacturing Supervision provide relevant data and standards to such entity without delay and free of charge.

9.1.3 Details of range of Manufacturing Supervision and specific projects for Manufacturing Supervision inspection/witness are provided in Attachment I.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

9.1.4 Seller shall provide the following items for the stationed representative of the Buyer and Manufacturing Supervision representative as may be entrusted by Buyer:

9.1.4.1 At feeding for the Contract Equipment, production plan for the whole set of equipments together with actual production schedule for each month and inspection plan for each month;

9.1.4.2 *** in advance, provide contents regarding Manufacturing Supervision and schedule on inspections;

9.1.4.3 Standards (including factory standards), drawings, data and workmanship in connection with Manufacturing Supervision of the Contract Equipment, and records on actual technological process and inspections (including interim inspection records and/or inconsistency reports) together with relevant documents and copies as provided in Attachment I.

9.1.4.4 Conveniences relating to work and life of the Manufacturing Supervision representative.

9.1.5 Generally, Manufacturing Supervision inspection/witness (usually onsite witness) shall not interfere with the normal production process (excluding stoppage and inspection for any major failure discovered) of the plant, and such supervision shall be conducted by taking into consideration the actual production process of Seller’s plant. In case the Manufacturing Supervision representative should fail to be present at the site according to the schedule provided to Seller, works for tests in the plants of Seller may go on being conducted and conclusions of such tests shall be effective, provided that the Manufacturing Supervision representative shall be entitled to after that be informed of such tests, review and reproduce inspection reports and tests conclusions (namely, witness of documents).

9.1.6 In case the Manufacturing Supervision representative should during Manufacturing Supervision find out any quality problem or inconformity to standards or packing requirements, the Manufacturing Supervision representative shall have right to put forward suggestions and decline to make its signature temporarily. Seller shall then take relevant improvement measures so as to ensure an excellent quality level of equipments to be delivered. Whether the Manufacturing Supervision representative requests or knows or not, Seller shall have responsibility to actively and punctually notify the Manufacturing Supervision representative of any and all major quality defects and problems discovered during the course of manufacturing of the Contract Equipment and shall not seek to conceal such issues, nor shall Seller handle such issues at its own discretion without notifying the supervision unit.

9.1.7 Whether the Manufacturing Supervision representative participates in Manufacturing Supervision and/or leaves factory inspection, and/or the Manufacturing Supervision representative assists in Manufacturing Supervision and/or leaves factory

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

inspection, when reports regarding Manufacturing Supervision and inspections have been signed, such facts shall not be deemed as an exemption of any responsibility regarding to quality warranty of Seller as provided in the Contract, nor shall any responsibility for the Contract Equipment of Seller be released.

9.2 Factory Inspection and Onsite Opening-Box Inspection

9.2.1 Any and all Contract Equipment/components (including subcontracting and outsourcing) to be provided by Seller shall during the period of manufacturing be strictly inspected and tested and any and all inspections, tests and assembly shall be formally recorded. Eligible equipment may be delivered out of the factory only when all works as aforementioned have been completed. Any and all recording documents so prepared complete with qualification certificate shall act as part of technical data be mailed to Buyer for filing. As such, Seller shall also along with accompanied documents provide qualification certificate and quality certificate documents.

9.2.2 Buyer shall conduct opening-box inspections upon arrival of equipment and shall notify Seller of the date for such opening-box inspections *** in advance. Seller shall as per requirements specified in such notifications as may be served by Buyer dispatch relevant inspection personnel to the site of Buyer to attend such inspection works, which include inspecting the packing and extrinsic features as well as making clear the numbers as per waybill and packing list, together with specifications and quality. In case any discrepancy due to fault of Seller (as confirmed by representatives of both parties) should be discovered, such case shall be handled and settled by Seller. Buyer shall provide conveniences regarding work and life to the inspection personnel of Seller. When the inspection personnel of Seller fails to arrive at the site punctually, Buyer shall have right to conduct opening-box inspections by itself. In such circumstances, any and all inspection conclusions as well as records shall be equally effective and binding on both parties respectively and may serve as valid evidence for lodging any claims by Buyer against Seller. In case Buyer fails to conduct inspections within one month after arrival of the equipment, the equipment shall be deemed to have passed inspections.

9.2.3 During onsite inspections, in case any damage, defect, insufficiency or nonconformity in any equipment due to fault of Seller (including causes like improper transportation) should be discovered, such issues shall be recorded and shall be signed by the representatives of both parties respectively and each party shall hold one copy of such records which may serve as evidences for Buyer to request repairs and/or replacement and/or compensation against Seller. In case Seller entrusts Buyer to repair any damaged equipment, expenses for repairs shall be borne by Seller; in case any damage or insufficiency with fault of Buyer should be spotted, Seller shall upon receipt of a notification from Buyer provide or replace relevant components without delay, at Buyer’s own expenses.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

9.2.4 In case Seller should have any objection against any of the requirements regarding repairs, replacement and/or claim made by Buyer, Seller shall within 7 days upon receipt of a written notification signifying the same from Buyer or within 14 days upon being informed of such issues send representative(s) to the site of Buyer to re-check, at expenses of Seller itself; otherwise, the requirements as aforesaid shall take effect upon being made.

9.2.5 In case no consensus regarding inspection records can be reached by the parties in any joint inspections, Buyer shall entrust a competent quality inspection institution to conduct such inspections. Inspection results so made shall be binding upon both parties and the expenses for such inspections shall be borne by the party with fault.

9.2.6 Upon receipt of a claim lodged by Buyer pursuant to Articles 9.2.2 to 9.2.5 of the Contract, Seller shall repair, replace or make up the shortfall pursuant to Article 9.2.7 without delay, and any and all expenses so incurred in connection with manufacturing, repairing and delivery the equipment as well as any insurance cost in connection thereto shall be borne by the responsible party. Buyer may deduct an equivalent sum from the performance guarantee or quality bond for such claims.

9.2.7 The time for repair or replacement of equipment or components with fault of Seller shall not be later than *** with the principle of not affecting the Construction schedule after discovery of defects, damages or insufficiency; unless otherwise specified by the parties, Buyer shall have right to handle such cases as per the provisions of Article 11.

9.2.8 The time for lodging claims regarding the specifications, models and quantity of equipments arrived shall not be later than *** after arrival of such equipments.

9.2.9 Any and all inspections as provided from Article 9.2.1 to Article 9.2.7 shall refer to onsite inspections of equipments arrived at the site. In case no problem should be discovered or Seller has as per requirements of claims replaced or repaired any problems, quality assurance responsibility of Seller under the Contract shall not be deemed to be rescinded.

10. Installation, Commissioning, Single Machine Trial Run, Combined Test Run with Water, Feed and Trial, and Acceptance

10.1 Installation, commissioning, single machine trial run, combined test run with water, feed and trial, operation and maintenance of the Contract Equipment shall be conducted by Buyer as per the technical data, inspection standards, drawings and specifications. Onsite technicians of Seller shall give instructions for works over the whole process of installation and commissioning and shall for key working processes sign their names so as to confirm (and without due cause shall not decline signing their names). Details of key

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

working processes are provided in Attachment I. During the process of installation and commissioning, in case Buyer fails to follow instructions of the technical data and of onsite technicians of Seller and any failure should occur, Buyer shall be solely responsible for such failure (excluding any failure due to any defect in the equipments); in case any failure should occur when instructions of technical data and/or instructions of onsite technicians of Seller has been followed or when the equipments having such failures have been confirmed by the onsite technicians of Seller, Seller shall be liable for responsibilities accordingly.

10.2 Works regarding acceptance and inspections of such equipments installed shall be conduced as per requirements of Attachment I.

10.3 Seller shall upon completion of installation of Contract Equipment send relevant personnel to the site of Buyer to provide instruction and shall settle any and all problems involving the equipment without delay. Seller shall conduct such works based on the principle of keeping all works on schedule and the time for doing such works shall not exceed ***; otherwise, it shall be treated as a delay of working period.

10.4 Acceptance inspections on performance of equipments shall be conducted as per requirements of Attachment I after completion of installation of all equipments for each complete set of equipments and such performance inspections shall be performed by Buyer and shall be attended by Seller. After completion of such inspections, if the Contract Equipment reach the guaranteed indicators as provided in Attachment I, Buyer shall within *** sign the preliminary acceptance certificate regarding the Contract Equipment countersigned by Seller and such certificate shall be made in duplicate with Seller and Buyer respectively holding one copy.

In case the Contract Equipment fails to reach one guaranteed indicator or several guaranteed indicators provided in the Attachment I to the Contract, such circumstance shall be handled as per provisions of Article 10.6 and Article 11.7.

10.5 Based on the precondition of not affecting the safe and reliable operation of the Contract Equipment, in case any minor defect should be discovered, Seller shall within the period as requested by Buyer rectify such minor defects for free and Buyer may then agree to countersign a preliminary acceptance certificate.

10.6 In case in the first performance acceptance inspection the Contract Equipment fail to reach one or several guaranteed indicators as provided in Attachment I to the Contract, the parties shall then jointly ascertain the cause so as to make clear the parties respective responsibilities. Then the party with the major responsibility for such failure shall take further measures. The second acceptance inspection shall be conducted one month after the first acceptance inspection.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

10.7 After the second performance acceptance inspection, in case any major performance indicator still fails to meet the provisions set forth in Attachment I to the Contract, the parties shall jointly research the case and find out the reasons so as to make clear the responsibilities involved:

In case it is not the fault of Buyer, then the case shall be handled as per provisions of Article 11.7.

In case it is all the fault of Buyer, the Contract Equipment shall be deemed to have passed the preliminary acceptance inspection. In such circumstances, the representative of Buyer shall within *** sign the preliminary acceptance certificate regarding the Contract Equipment countersigned by the representative of Seller. Such certificate shall be formulated in duplicate with Seller and Buyer holding one copy respectively. Seller shall then still have obligations to seek proper measures with Buyer so as to ensure that the Contract Equipment may meet the guaranteed indicators.

10.8 In case the Contract Equipment operate stably while the performance acceptance inspection should be delayed for over *** with fault of Buyer, Buyer shall then within *** after the *** have elapsed sign the preliminary acceptance certificate regarding the Contract Equipment countersigned by Seller.

10.9 Whether the performance acceptance inspection regarding the Contract Equipment is performed once or twice, Buyer shall after formulation and issuance of the preliminary acceptance certificate within *** when all claims have been settled issue a final acceptance certificate as per provisions of Article 11.4.

10.10 The preliminary acceptance certificate issued by Buyer as per provisions of Article 10.4 and Article 10.7 only proves that the performance and parameters regarding the Contract Equipment as provided by Seller can be accepted as per requirements of the Contract as of the time of issuance of the preliminary acceptance certificate and shall not be regarded as evidence for exemption of any responsibility of Seller for any potential defect of the Contract Equipment. As such, the final acceptance certificate can not be regarded as evidence for exemption of any responsibility of Seller for any potential defect of the Contract Equipment. Potential defects provided herein shall refer to any defect that can not be discovered in the process of manufacturing, trial run and performance acceptance inspections. In case any such defects should be discovered, Seller shall repair or replace as per provisions of Article 6.8 and Article 11.3.1 of the Contract.

10.11 At any time during the performance of the Contract when Seller asks for any inspection, test, re-test, repairing or replacing for any failure with fault of Seller, Buyer shall properly arrange works so as to coordinate with Seller in doing such works as aforementioned. Seller shall then be responsible for any and all expenses for repairing or replacing as well as for personnel of Seller so incurred. In case any rework should be caused by Seller who entrusts Construction personnel of Buyer to process and/or repair and/

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

or replace equipments, or caused by mistakes of designing drawings (other than those provided by its designing institution(s)) provided by Seller or improper instructions of technicians of Seller, Seller shall pay to Buyer a payment according to the formula provided below: (any and all expenses shall be calculated as per the rate when the expenses incurred)

***

11. Warranty and Claim

11.1 Quality warranty period or Warranty Period shall be a period of *** commencing from the date of issuing the preliminary acceptance certificate or a period of *** commencing from the date of receipt of the current batch of equipment (whichever is earlier). However, the Warranty period may be extended pursuant to Article 11.6 and Article 11.8 of the Contract. The parties shall perform their obligations pursuant to relevant provisions of the Contract during the Warranty Period.

11.2 Seller hereby undertakes that the Contract Equipment are brand new, being advanced and mature in technology which employs the first class workmanship and materials, excellent in quality, safe and reliable in type selection of equipments, economical in operation and convenient in maintenance. Seller shall ensure the completeness, integrity, correctness and accuracy of technical data as may be provided complete with Attachments to the Contract and that such technical data are able to meet the requirements of design, installation, commissioning, operation and maintenance of the Contract Equipment.

11.3.1 During the period of performance of the Contract, in case any defect in the equipment or any misstatement in the technical data as provided by Seller should be discovered, or any reworking and/or scrapping of the equipment occurs due to improper instruction or omission by technicians of Seller, Seller shall without delay replace or repair them for free and indemnify Buyer for any and all losses so incurred. In case of replacement or repairs, Seller shall assume any and all expenses so caused and Seller shall within *** upon being proved to be the fault of Seller replace or repair them.

11.3.2 In case any damage in any equipment should be caused by improper operation, installation and/or commissioning by Buyer who fails to follow requirements of the technical data, drawings, specifications and instructions of onsite Technical Service personnel

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

of Seller, Buyer shall be responsible for repairing and/or replacing such equipments, provided that Seller shall as soon as possible provide such spare parts as may be needed and for any emergency spare part requested by Buyer, Seller shall arrange the fastest way of transportation. Any and all expenses so incurred shall be borne by Buyer.

11.4 When the Warranty period expires, Buyer shall within *** submit to Seller a final acceptance certificate regarding expiration of the Contract Equipment, provided that during this period Seller shall have paid any and all claims and/or requests for compensation as may be lodged by Buyer prior to expiry of the Warranty period. Notwithstanding such provisions, Seller shall not be responsible for any loss arising from any improper maintenance and/or erroneous operation and/or normal depreciation.

11.5 During the Warranty period, in case any defect in the equipments should be discovered yet such defects do not conform to provisions of the Contract but are the fault of Seller, Buyer shall have right to lodge a claim against Seller. Should Seller have any dispute over a claim so lodged, such case shall be handled as per provisions of Article 9.2.4. Otherwise, Seller shall upon receipt of claim documents from Buyer immediately and gratuitously repair, replace or entrust Buyer to arrange a major overhaul and indemnify Buyer accordingly.

11.6 In case any stoppage of Contract Equipment or deferred installation should be caused by replacement or repairing of equipments with defects with fault of Seller, the Warranty period shall then be extended accordingly with extended period equivalent to the time so deferred.

11.7 In case the equipments without fault of Buyer fail to reach one or several guaranteed indicators as specified in Attachment I hereof in the secondary acceptance tests, Seller shall be liable for any and all responsibilities specified in Article 15 of the Contract.

11.8 In case during the Warranty period any defect in the Contract Equipment should be discovered with fault of Seller, the Quality warranty period of such equipment shall be recommenced after elimination of such defects.

12. Insurance

12.1 Seller shall for the purpose of the Contract Equipment to be shipped by transportation methods such as water carriage, land carriage and air transportation take out insurance policies in favor of Seller and Buyer with an insured amount of 110% of prices of delivered Contract Equipment, and the insured zone shall be from the warehouses of Seller to the site for delivery of equipments.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

13. Expenses of Taxation

13.1 Any and all expenses of taxation relating to the Contract to be paid by Seller as per provisions of relevant PRC laws, regulations and rules on expenses of taxation shall be borne by Seller.

13.2 Contract Price includes tax. Any and all expenses of taxation of any and all equipments, technical data, service, transportation, insurance, imported equipments/spare parts, etc. shall be covered by the Contract Price and shall be borne by Seller.

14. Outsourcing

14.1 Seller shall independently manufacture any and all components to be supplied under this Contract. Without consent from Buyer, Seller shall not subcontract any component (including purchasing the main components) to be supplied under this Contract from any third parties. In case Seller needs to subcontract or outsource part of the Contract, Seller shall obtain prior consent from Buyer with regard to the specific scope and scale of the proposed subcontracting and outsourcing. Seller shall not engage in any subcontracting or outsourcing without Buyer’s consent.

14.2 After Seller has obtained consent from Buyer regarding its outsourcing and subcontracting, Seller shall submit to Buyer the list of potential Subcontractors together with their background information before Seller starts negotiating with such Subcontractors, and Buyer shall examine the same regarding the Subcontractor within 2 days of its receipt of the materials and shall reply to Seller in writing. Seller shall select Subcontractor from the list of Subcontractors approved by Buyer and notify Buyer in writing of its selection accordingly.

14.3 Any and all Technical Services and/or technical coordination for the outsourced equipments/components shall be handled as per provisions of Article 8.10, Article 8.11 and Article 8.12.

14.4 The terms of this Contract shall govern Seller’s liabilities with regard to outsourced equipments and/or components.

15. Modification, Amendment and Termination of Contract

15.1 After the Contract becomes effective, neither party hereto may unilaterally modify any content (including Attachments hereof) of the Contract. Notwithstanding the foregoing, any party may propose to modify, amend, cancel and/or supplement any part of the Contract in writing. If any proposed amendment involves Contract Price and delivery schedule, such proposal shall include a detailed explanation regarding the impact of such amendment on Contract Price and/or delivery schedule. Once agreed by both parties, the proposed amendment shall become effective upon execution by the legal representatives or authorized agents of the both parties.

15.2 In case of any of the following circumstances, Buyer shall be entitled to terminate the Contract:

(1)	due to Seller’s fault, the equipment fails to reach the major performance indicators specified in Attachment I to the Contract during the secondary performance tests conducted pursuant to Article 10.7;

(2)	delivery of equipment by Seller more than nine (9) weeks overdue or delivery of technical data and/or supplying of Technical Service more than four (4) weeks overdue;

(3)	any inaccuracy or falsehood in any part of the biding documents submitted by Seller, Seller’s business license or license to manufacture the equipment and/or components under the Contract being revoked, or Seller breaches provisions of any other contract between Seller and Buyer; and

(4)	such any other circumstances as prescribed by the relevant laws.

15.3 In any event of bankruptcy, change of control (such as merger, combination, dissolution, cancellation, etc.) or insolvency of Seller, or in the event Seller operates under receivership for the interest of the its creditor(s), Buyer shall be entitled to terminate the Contract immediately upon notification to Seller, the receiver or relevant counter-party then under the Contract. Alternatively, Buyer may negotiate with such receiver, manager or counter party, and subject to Buyer’s consent and depending on performance guarantee provided by such receiver, manager or counter party, the parties may perform part of the Contract.

16. Liability for Breach of Contract

16.1 If delivery of equipment is delayed due to Seller’s fault, Seller shall pay Buyer a penalty fee. Buyer shall grant Seller a grace period of *** for such delayed delivery, and Seller shall be liable for a penalty equals ***.

16.2 If Seller fails to make timely delivery of technical data for design and manufacture, Seller shall pay Buyer a penalty equals ***.

16.3 If Buyer fails to make timely payment, Buyer shall be liable for a penalty equals ***.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

16.4 This Article does not limit any other liabilities or damages arising out of the breach by any party.

16.5 In the event that there should be any discrepancy between this Article and the Special Agreement regarding Liabilities entered by both Parties on September 11th, 2008, the Special Agreement shall prevail.

17. Force Majeure

17.1 An event of force majeure refers to severe natural disaster and catastrophe (such as typhoon, flood, earthquake, fire, explosion, etc.), war (declared or undeclared), riot, turmoil, etc. In case any party hereto should be prevented from performance of obligations of the Contract by and event of force majeure, the period for performance of the Contract shall be extended accordingly with the extended period equivalent to the period delayed by the event of force majeure, provided that the Contract Price shall not be adjusted due to such an event of force majeure.

17.2 The party being affected by an event of force majeure shall upon being informed of the event of force majeure so notify the other party through of facsimile or cable without delay and shall within *** submit such certificate proving such an event of force majeure as may be issued by a competent authority to the other party for verification. The party being affected shall out of due care and diligence take all measures as may be necessary so as to minimize such adverse effects and delay as may be caused by such an event of force majeure and upon elimination of such adverse effects caused by the event of force majeure so notify the other party without delay.

17.3 In case the adverse effect of such an event of force majeure should be forecasted to last for more than ***, the parties shall through friendly negotiations settle issues relating to performance of the Contract, including but not limited to delivery of equipments, installation, pilot run and acceptance.

18. Dispute Settlement

18.1 Any and all disputes arising out of performance of the Contract shall be settled through amicable consultations by the parties to each other and in case no agreement can be reached, the parties hereby agree that any party may submit the case to CIETAC Beijing Commission to be arbitrated by the same as per then valid arbitration rules.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

18.2 Unless otherwise specified by such arbitration award, any and all expenses so incurred shall be borne by the losing party.

18.3 During the period of arbitration, the Contract shall continue to be performed except for the issue under arbitration.

19. Effectiveness of Contract

19.1 The Contract shall come into force upon being signed and sealed by legal representatives or authorized agent of the parties.

20. Miscellaneous

20.1 The Contract shall be governed by the laws of the People’s Republic of China.

20.2 Any and all Attachments hereof shall constitute an integral part of the Contract and shall be equally authentic with the Contract. In case there is any discrepancy between such Attachments with the Contract, the Contract shall prevail. In case of anything not covered herein, refer to the bidding invitation documents and their supplementary prepared by Buyer for purchasing of equipments and the tender documents and their supplementary as submitted by Seller. In case of any discrepancy between such bidding invitation documents with the tender documents, the bidding invitation documents shall prevail.

20.3 Obligations of each party under the Contract shall not exceed the range of the Contract and no party may make any declaration, statement, promise or action restricting the other party.

20.4 The Contract has set forth and made clear all terms and conditions covering responsibilities, obligations, compensations and relieves and no party shall bear any responsibility, obligation, compensation and/or relief not provided herein.

20.5 No party shall without prior consent of the other party assign its obligations under the Contract to any third party, in part or in whole.

20.6 Any and all documents and/or data mutually provided between the parties shall not be provided to any third party having no concern with the Contract Equipment, the Project and related projects other than for the purposes of performance of the Contract.

20.7 Each party shall appoint a second authorized representative who shall be responsible for directly handling technical and business issues of the Contract Equipment. Names and addresses of the authorized representatives of the parties respectively shall be made clear to the other party upon taking effect of the Contract.

20.8 As to any and all correspondences, notifications and requirements from one party to the other party, in case they are formally prepared and served by a dedicated person or in the manner of a registered mail, air mail, cable, facsimile or telegraph, they shall be deemed to have been formally received by the other party when receiving a confirmation signifying receipt by any personnel and/or communication facilities from such other party.

20.9 The Contract has two originals and four copies, with each party holding one original and two copies.

Addresses of the parties hereto are provided as follows:

Buyer: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV

Inner Mongolia Xilinguole Project

Tel: 15047189998

Fax:

Address:

Contact: Xu Dongjun

Bank:

Account number:

Zip code:

Registration number of taxpayer:

Seller: Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

Tel: 021-38112058

Fax: 021-33756886

Address:

Contact: Dong Feng

Bank:

Account number:

Zip code:

Registration number of taxpayer:

Page for Signature and Seal

Buyer:

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner

Mongolia Xilinguole Project

(Sealed)

Signature of authorized representative:

Date:

Seller:

Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

(Sealed)

Signature of authorized representative:

Date: September 13, 2008

Attachment II

Provided by: Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

No.	Item No.	Main Material	Q’ty	Unit Wt. (Kg)	Tot. Wt. (Kg)	Breakdown Price (RMB) Tot. Price (RMB)							Remark
						Design& Document	Material	Fab.	Packing	Spares	Sub-total	Tot. (RMB)
1	Reactor (24-pair electrodes design)	316L/0Cr18Ni9/16MnR	60	***	***	***	***	***	***	***	***	***
	Total		60		***							***
	Inner Mongolia Xilinguole On-site Delivery Price											***

Quotation Note:

1.	This quotation is made according to the requirements of Buyer, should there be any major discrepancy in size between the actual equipment and the blueprints, the price and delivery schedule shall be adjusted accordingly.

2.	The Spare Parts and Components include ***.

3.	The manufacturer of the equipment is Shanghai Morimatsu Pressure Vessel Co., Ltd of the Morimatsu Group.

4.	In the event that the advance payment is delayed for ***, and the raw material price increases more than *** compared to the raw material price at the time when the Contract is executed, the unit price of the equipment shall be renegotiated.

Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

September 2008

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Attachment III	Reactor (24-pair electrodes design) Delivery Schedule
Delivery Date	1.	20 sets of Reactors (24-pair electrodes design) shall be delivered by ***.

	2.	20 sets of Reactors (24-pair electrodes design) shall be delivered by ***.

	3.	20 sets of Reactors (24-pair electrodes design) shall be delivered by ***.

	4.	the abovementioned delivery dated is conditioned on the Contract becoming effective on ***, the blueprints are determined by ***, and the material order is determined by ***, otherwise the delivery shall be postponed accordingly.

Note:	1. The total number of reactors to be delivered is 60.

2. The delivery site shall be the Construction site in Inner Mongolia. The deliver shall be made on vehicle.

Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

September 2008

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Confirmation Letter

Attention: Mr. Dong Feng

This Confirmation Letter refers to the Sales Contract (NMZN0051) (the “Contract”) entered into by Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. Phase IV Inner Mongolia Xilinguole Zhongneng Polysilicon Co., Ltd. (in the process of formation) (“Buyer”) and Shanghai Morimatsu Mixing Technology Engineering Co., Ltd. (“Seller”) on September 19th, 2008. Upon receiving sufficient and valid documentations to confirm the representations provided herein, Seller hereby confirms:

1.	Intellectual Property Indemnity

Seller shall indemnify Buyer and its respective management, directors, agents and employees (“Buyer Indemnified Parties”) for any cost, loss, liability, expense (including legal fees), damage or judgment suffered by any Buyer Indemnified Parties as a result of claim, litigation or legal proceeding against such Buyer Indemnified Parties due to infringement of any patent, copy right, trade mark, trade name, trade secrete or any other intellectual property rights worldwide arising from use of the equipment (including the technique and technology used by or provided through such equipment), documentations, services provided by Seller.

2.	Potential Representations and Warranties concerning Intellectual Property

Seller hereby represents and warrants that it is entitled or permitted to provide the equipment, documentations and services to Buyer according to the Contract. Seller represents and warrants that: (i) Seller is the owner of the equipment and documentations, and is entitled to provide or license (as the case might be) Buyer to use the equipment, documentations and services (and that the Seller is duly authorized by any third party owner of any component of the equipment and documentation to provide and to license to the Buyer, as applicable, such equipment, documentation and services in accordance with the Contract), (ii) Seller confirms that it may disclose to Buyer information concerning the equipment (including the methodologies and technologies used or produced by such equipment), documentations and services, and such disclosure will not result in any third party trade secret infringement claims, (iii) none of the equipment (including the methodologies and technologies used or produced by such equipment), documentations and services (and the Seller’s receipt and use thereof) infringes any third party patent, copy right, trade mark, trade secret or other intellectual property rights worldwide, and (iv) the sale or use of the equipment does not infringe any third party patent, copy right, trade mark, business secrete or any other intellectual property rights as .

All aspects of this Confirmation Letter shall be governed by and construed in accordance with PRC laws/United Nations Convention on Contracts of International Sales of Goods (the “Convention”) (to the extent the United Nation Convention for the International Sale of Goods does not cover, the laws of People’s Republic of China), including all matters of construction, validity and performance.

It is hereby confirmed.

Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.

(Seal)

Legal Representative or

Authorized Representative:

Title:

September 13th, 2008

Certificate

The Confirmation Letter is made by Shanghai Morimatsu Mixing Technology Engineering Co., Ltd.